Exhibit 10.19(d)

AMENDMENT NO. 3 TO EXCLUSIVE LICENSE AGREEMENT

THIS Amendment No. 3 to Exclusive License Agreement (“Amendment 3”) is made and entered into this 5th day of May, 2015 (“Effective Date of Amendment 3”), by and between the Mayo Foundation for Medical Education and Research (“Mayo”) having its principal place of business at 200 First Street SW, Rochester, Minnesota 55905, and Unity Biotechnology, Inc. (formerly known as Cenexys, Inc.), a Delaware corporation, having a place of business at 1700 Owen Street, Suite 535 San Francisco, California 94158 (“Company”), for purposes of confirming the parties’ intent and agreement as set forth herein.

BACKGROUND

Mayo and Company are parties to an Exclusive License Agreement, with an effective date of the 28th day of June, 2013 (“Agreement”), which confirms the parties’ intent and agreement to grant an exclusive license to Mayo’s certain patent rights and a nonexclusive license to certain know-how along with Amendment No. I and Amendment No. 2 to the Agreement. Mayo and Company wish to amend the Agreement as set forth in this Amendment No. 3, and, accordingly, Mayo and Company agree as follows:

AMENDED TERMS

Exhibit A in its entirety will be deleted and replaced with the exhibit attached to this Amendment No. 3.

All other terms of the Agreement and Amendment No. 2 shall remain in full force and effect for the term of the Agreement and as set forth in the Agreement.

IN WITNESS WHEREOF, Mayo and Company hereby enter into this Amendment No. 3, effective as of the date first set forth above.

Unity Biotechnology, Inc.		Mayo Foundation for Medical Education and Research

By:	/s/ Nathaniel E. David	By:	/s/ Daniel D. Estes
Name:	Nathaniel E. David, PhD	Name:	Daniel D. Estes
Title:	President	Title:	Assistant Treasurer

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

PATENT RIGHTS

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.